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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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          Date of Report (Date of earliest event reported) June 6, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-5885                13-2625764
   (State or other juris-         (Commission            (IRS Employer
 diction of incorporation)        File Number)        Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

              On June 6, 2000, a joint press release was issued by the Registrant along with six leading financial institutions (Bank of America, Credit Suisse First Boston, Goldman Sachs, HSBC, Morgan Stanley Dean Witter and UBS Warburg), announcing the creation of Fxall.com(TM), which will offer clients low cost one-stop electronic access to a range of services in foreign exchange, from execution to research.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99a. Copy of press release of J.P. Morgan & Co. Incorporated dated June 6, 2000.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        J.P. MORGAN & CO. INCORPORATED
                        ------------------------------
                        (REGISTRANT)


                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: June 6, 2000